     As filed with the Securities and Exchange Commission on July 29, 2003.
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------
                                    Form S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------
                           PEABODY ENERGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                     1222                      13-4004153
(State or Other        (Primary Standard Industrial      (I.R.S. Employer
 Jurisdiction of       Classification Code Number)      Identification Number)
 Incorporation or          701 Market Street
  Organization)       St. Louis, Missouri 63101-1826
                                (314) 342-3400
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                                  ------------
                            Jeffery L. Klinger, Esq.
                           Peabody Energy Corporation
                                701 Market Street
                         St. Louis, Missouri 63101-1826
                                 (314) 342-3400
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)
                                  ------------
                                 With copies to:
                              Rise B. Norman, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                            New York, New York 10017
                                  ------------
     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-102516

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]
                         --------------
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                                  ------------
                         CALCULATION OF REGISTRATION FEE
================================================================================
Title of Each
Class of
Securities                        Proposed Maximum  Proposed Maximum  Amount of
to be               Amount to be   Offering Price     Aggregate     Registration
Registered          Registered        Per Unit      Offering Price     Fee(1)
--------------------------------------------------------------------------------
Common stock, par
value $0.01
per share.....       704,339          $31.61         $22,264,155       $1,802
--------------------------------------------------------------------------------
Preferred stock
purchase
rights(2)......       ___              ___             ____             ___
--------------------------------------------------------------------------------
Total..........      704,339          $31.61         $22,264,155       $1,802
================================================================================

(1) Calculated in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

(2) The preferred stock purchase rights initially will trade together with the common stock. The value attributable to the preferred stock purchase rights, if any, is reflected in the offering price of the common stock.
                                  ------------
     This registration statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933, as amended.

          INCORPORATION OF EARLIER REGISTRATION STATEMENT BY REFERENCE

     The Registrant hereby incorporates herein by reference the contents of its Registration Statement on Form S-3 (Registration No. 333-102516, which constitutes Post-Effective Amendment No. 1 to Registration No. 333-85564 and Post-Effective Amendment No. 1 to Registration No. 333-84174), which was declared effective by the Securities and Exchange Commission on January 21, 2003.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16.  Exhibits and Financial Statement Schedules.

     (a)  Exhibits

     All exhibits filed with or incorporated by reference into Registration Statement No. 333-102516 are incorporated by reference into, and shall be deemed part of, this Registration Statement, except for the following, which are filed herewith.

Exhibit
   No.                                   Description of Exhibit
-------                                  ----------------------

5.1   Opinion of Simpson Thacher & Bartlett (Incorporated by reference to
      Exhibit 5.1 of the Registrant's Form S-3 Registration No. 333-102516).

23.1  Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1).

23.2  Consent of Ernst & Young LLP, Independent Auditors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on July 29, 2003.

                                       PEABODY ENERGY CORPORATION


                                       By:            *
                                          ----------------------------
                                               Irl F. Engelhardt
                                            Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 29th day of July, 2003 by the following persons in the capacities indicated:

         Signature
         ---------

             *                            Chairman, Chief Executive Officer
------------------------------------                and Director
      Irl F. Engelhardt                   (Principal Executive Officer)


             *                              Executive Vice President and
------------------------------------            Chief Financial Officer
      Richard A. Navarre                    (Principal Financial and
                                                  Accounting Officer)


             *                                        Director
------------------------------------
      Bernard J. Duroc-Danner


             *                                        Director
------------------------------------
      Roger H. Goodspeed


             *                                        Director
------------------------------------
      William E. James


             *                                        Director
------------------------------------
      Robert B. Karn III


             *                                        Director
------------------------------------
      Henry E. Lentz


             *                                        Director
------------------------------------
     William C. Rusnack


             *                                        Director
------------------------------------
    James R. Schlesinger


             *                                        Director
------------------------------------

    Blanche M. Touhill

             *                                        Director
------------------------------------
         Sandra Van Trease


             *                                        Director
------------------------------------
         Alan H. Washkowitz


*By: /s/ Jeffery L. Klinger
    --------------------------------
         Attorney-in-Fact